UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2025

OMNIQ CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40768	20-3454263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1865 West 2100 South

Salt Lake City, UT 84119

(Address of Principal Executive Offices) (Zip Code)

(801) 244-9577

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	OMQS	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 11, 2025, OmniQ Corp., a Delaware corporation (the “Company”), together with its subsidiaries, Quest Marketing, Inc., HTS Image Processing, Inc., OmniQ Vision Inc., HTS Image Ltd., OmniQ Technologies Ltd., and Dangot Computers, Ltd. (collectively, the “Sellers”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Summit Junction Holdings LLC, a Delaware limited liability company (the “Buyer”).

Pursuant to the Purchase Agreement, the Sellers agreed to sell, and Buyer agreed to purchase, substantially all of the assets and assume certain liabilities mainly associated with the Company’s legacy business line, including its integrated hardware, software, and automation solutions business, (the “Transferred Business”). The Transaction was consummated on July 11, 2025. Although the Purchase Agreement is dated as of June 30, 2025, the parties executed the agreement and consummated the Transaction on July 11, 2025.

The aggregate consideration for the Transaction is approximately $45.0 million, consisting of the assumption by Buyer of up to $55.0 million in specified liabilities of the Transferred Business and the issuance by the Company of a Promissory Note in the principal amount of $10.0 million in favor of the Buyer. The Promissory Note bears interest at 5% per annum, is amortized over a ten-year period, and provides for a balloon payment after the third year. In addition, the Company is entitled to a contingent payment of up to $10.0 million in the event that, within 18 months following the closing, Buyer either (i) consummates a sale of all or substantially all of its assets or equity for consideration in excess of $100.0 million or (ii) completes an initial public offering at a valuation exceeding $100.0 million.

The assets sold include, among other things, accounts receivable, inventory, tangible personal property, intellectual property, contract rights, books and records, and other assets used or held for use in connection with the Transferred Business. Certain assets were excluded from the Transaction, including the Company’s cash and cash equivalents and all assets not related to the Transferred Business. Buyer assumed only those liabilities specified in the Purchase Agreement, and the Company retained all other liabilities, including those unrelated to the Transferred Business or expressly excluded.

The Purchase Agreement contains customary representations, warranties, and covenants, including pre-closing operating covenants, post-closing indemnification provisions, and certain limitations on liability. The Transaction and Purchase Agreement were approved by the Company’s Board of Directors effective June 30, 2025 following completion of a fairness opinion, dated June 27, 2025, from an independent financial advisor.

In connection with the closing, the Company and Buyer entered into and delivered various ancillary agreements, including a Bill of Sale, Assignment and Assumption Agreement, Trademark Assignment Agreement, Promissory Note, Intellectual Property License Agreement, and Transition Services Agreement. The Company also entered into a consent agreement with its largest vendor Bluestar to consent to the transfer of the liabilities owed to it from the Company to the Buyer. An entity affiliated with Shai Lustgarten, the Company’s CEO is the principal member of the Buyer. In addition, an entity affiliated with Jason Griffith, a consultant to the Company, is a minority member of the Buying entity.

The Company entered into a conversion agreement with Shai Lustgarten, the Company’s Chief Executive Officer, of the Company, pursuant to which he converted $31,500 in outstanding payables owed to him into 450,000 shares of common stock of the Company based on a price of $0.07 per share which was a slight premium to the market price on July 10, 2025.

The foregoing summary of the Purchase Agreement and the related agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The inclusion of such agreements is not intended to provide any other factual information about the Company or the other parties thereto.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. On July 11, 2025, the Company completed the sale of substantially all of the assets and the assignment of certain specified liabilities related to the Transferred Business to Buyer in accordance with the terms of the Purchase Agreement.

Item 2.03 Creation of a Direct Financial Obligation of a Registrant

The information set forth under Item 1.01 is incorporated herein by reference. On July 11, 2025, the Company issued the Promissory Note to Buyer in accordance with the terms of the Purchase Agreement.

Item 7.01. Regulation FD Disclosure.

On July 16, 2025, the Company issued a press release announcing the closing of the Transaction described in Items 1.01 and 2.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. The Company will file any required pro forma financial information by amendment to this Current Report on Form 8-K within the period prescribed by applicable rules.

(c)	Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated June 30, 2025, by and among OmniQ Corp., its subsidiaries, and Summit Junction Holdings LLC
10.2	Promissory Note, dated June 30, 2025, issued by OmniQ Corp in favor of Summit Junction Holdings LLC
10.6	Transition Services Agreement, dated June 30, 2025
10.10	Shai Lustgarten Conversion Agreement, dated July 10, 2025
99.1	Proforma Financial Statements for the year ended December 31, 2024 and for the three months ending March 31, 2025
99.2	Press Release, dated July 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Certain schedules and exhibits to the agreements listed above have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNIQ CORP.

Date: July 16, 2025	By:	/s/ Shai S. Lustgarten
Shai S. Lustgarten
President and Chief Executive Officer